LIQUIDITY AND GOING CONCERN	12 Months Ended
Mar. 31, 2026
Organization, Consolidation and Presentation of Financial Statements [Abstract]
LIQUIDITY AND GOING CONCERN

3.	LIQUIDITY AND GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company suffered from continuous losses from operations since its inception and reported its accumulated deficit of $24.2 million as of March 31, 2026. For the year ended March 31, 2026, the Company generated $0.03 million from the provision of advisory services.

The Company’s ability to continue as a going concern is dependent upon its ability to successfully execute its business plans including, generating revenue, controlling operating costs and expenses to achieve positive operating cash flows, and securing funding from external sources to support positive financing cash flows. As of March 31, 2026, the Company’s bank balance was $0.3 million, the operating cash outflow of the Company was $3.6 million for the year ended March 31, 2026.

Subsequent to March 31, 2026, on June 9, 2026, the Company completed a public offering resulting in aggregate gross proceeds of approximately $4.0 million (see Note 17 – Subsequent Event for further details). Management has evaluated this subsequent event in accordance with ASC 205-40 and believes that, when considered together with the Company’s existing cash position and planned cost optimization measures, the proceeds from the June 2026 offering provide the Company with sufficient liquidity to fund its operations for at least one year from the date the financial statements are issued. Accordingly, while the conditions described above initially raised substantial doubt about the Company’s ability to continue as a going concern, management believes the June 2026 offering has alleviated such doubt.